T. Rowe Price Funds

Supplement to the following Prospectuses and Summary Prospectuses, each as dated below (as supplemented):

March 1, 2020

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price Institutional Emerging Markets Equity Fund

May 1, 2020

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Growth Stock Fund

T. Rowe Price Institutional Large-Cap Core Growth Fund

June 23, 2020

T. Rowe Price Blue Chip Growth ETF

T. Rowe Price Growth Stock ETF

December 15, 2020

T. Rowe Price Blue Chip Growth Fund (the “Funds”)

On February 3, 2021, the Funds’ Board of Directors approved a proposal to reclassify each Fund’s diversification status from diversified to nondiversified. The change is subject to shareholder approval at a special joint shareholder meeting scheduled for May 26, 2021. Proxy materials describing the proposed diversification policy change and the rationale for the proposal are expected to begin mailing to shareholders in March 2021. All shareholders who held shares of a Fund at the close of business on February 26, 2021, are eligible to vote on the proposal for that Fund.

As a diversified fund, currently each Fund may not:

(1) purchase a security if, as a result, with respect to 75% of the value of the fund’s total assets, more than 5% of the value of the fund’s total assets would be invested in the securities of a single issuer, except for cash; securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities; and securities of other investment companies; and

(2) purchase a security if, as a result, with respect to 75% of the value of the fund’s total assets, more than 10% of the outstanding voting securities of any issuer would be held by the fund (other than obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities).

As a nondiversified fund under the Investment Company Act of 1940, each Fund would no longer be subject to the above restrictions but would intend to continue meeting the diversification requirements for registered investment companies under the Internal Revenue Code. A nondiversified fund is permitted to hold a greater percentage of its assets in the securities of a smaller number of issuers than a diversified fund, which exposes the fund to greater risk that poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a large number of issuers. The proposed change to the diversification policy is intended to provide each Fund with greater long-term flexibility in executing its investment program, although it is not expected to substantially affect the way each Fund is currently managed.

If the proposed amendment to a Fund’s diversification policy is approved by shareholders, it is expected to become effective on or about June 1, 2021. However, if the Shareholder Meeting is adjourned for any of the Funds, all the Funds may be reclassified as nondiversified at a later date.

The date of this supplement is February 12, 2021.

G25-041 2/12/2021